John Hancock
Fundamental Global Franchise Fund
Quarterly portfolio holdings 5/31/2021

Fund’s investments
As of 5-31-21 (unaudited)
	Shares	Value
Common stocks 98.3%		$507,874,379
(Cost $334,570,159)
Belgium 5.8%		30,128,114
Anheuser-Busch InBev SA/NV	397,854	30,128,114
France 8.7%		44,722,296
Danone SA	444,689	31,699,592
Sodexo SA (A)	134,935	13,022,704
Italy 7.2%		37,293,043
Ferrari NV	98,232	20,718,111
Salvatore Ferragamo SpA (A)	705,281	16,574,932
Japan 1.6%		8,248,402
Asics Corp.	345,400	8,248,402
Netherlands 9.7%		49,828,272
EXOR NV	177,710	15,299,941
Heineken Holding NV	341,085	34,528,331
Switzerland 7.0%		36,336,246
Cie Financiere Richemont SA, A Shares	245,022	29,682,141
Dufry AG (A)	105,365	6,654,105
United Kingdom 7.3%		37,758,699
Associated British Foods PLC (A)	305,114	10,022,240
Diageo PLC	202,378	9,759,330
GlaxoSmithKline PLC	692,021	13,199,435
Unilever PLC	79,710	4,777,694
United States 51.0%		263,559,307
Alnylam Pharmaceuticals, Inc. (A)	53,428	7,586,242
Alphabet, Inc., Class A (A)	2,643	6,229,155
Amazon.com, Inc. (A)	9,980	32,166,239
American Tower Corp.	65,385	16,703,252
Berkshire Hathaway, Inc., Class B (A)	104,025	30,108,996
CarGurus, Inc. (A)	217,715	6,143,917
Comcast Corp., Class A	213,928	12,266,632
eBay, Inc.	686,424	41,789,494
Fox Corp., Class A	237,261	8,861,698
Hologic, Inc. (A)	101,523	6,402,040
Liberty Media Corp.-Liberty Formula One, Series A (A)	342,024	13,694,641
Liberty Media Corp.-Liberty Formula One, Series C (A)	155,659	6,950,174
Moderna, Inc. (A)	50,725	9,384,632
Oracle Corp.	142,209	11,197,537
Post Holdings, Inc. (A)	147,734	17,067,709
The Hain Celestial Group, Inc. (A)	187,355	7,636,590

UnitedHealth Group, Inc.	32,367	13,332,615
Walmart, Inc.	112,918	16,037,744
Warrants 0.1%		$376,447
(Cost $0)
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (A)	583,817	376,447

2	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Yield (%)	Shares	Value
Short-term investments 1.3%			$6,999,943
(Cost $6,999,943)
Short-term funds 1.3%			6,999,943
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.0100(B)	6,999,943	6,999,943

Total investments (Cost $341,570,102) 99.7%	$515,250,769
Other assets and liabilities, net 0.3%	1,543,595
Total net assets 100.0%	$516,794,364

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
CHF	Swiss Franc

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 5-31-21.
The fund had the following sector composition as a percentage of net assets on 5-31-21:
Consumer discretionary	32.7%
Consumer staples	31.3%
Communication services	10.5%
Health care	9.7%
Financials	8.8%
Real estate	3.2%
Information technology	2.2%
Short-term investments and other	1.6%
TOTAL	100.0%
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	3

Notes to Fund's investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2021, by major security category or type:
	Total value at 5-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs

Investments in securities:
Assets
Common stocks
Belgium	$30,128,114	—	$30,128,114	—
France	44,722,296	—	44,722,296	—
Italy	37,293,043	$20,718,111	16,574,932	—
Japan	8,248,402	—	8,248,402	—
Netherlands	49,828,272	—	49,828,272	—
Switzerland	36,336,246	—	36,336,246	—
United Kingdom	37,758,699	—	37,758,699	—
United States	263,559,307	263,559,307	—	—
Warrants	376,447	376,447	—	—
Short-term investments	6,999,943	6,999,943	—	—
Total investments in securities	$515,250,769	$291,653,808	$223,596,961	—
For additional information on the fund's significant accounting policies and risks, please refer to the fund's most recent semiannual or annual shareholder report and prospectus.
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